FORM 11-K

                                INDEX TO EXHIBITS

EXHIBIT NUMBER                                                      PAGE NUMBER

         23                Consent of Independent Auditors              14





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                                                                     Exhibit 23


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-99114) pertaining to the Law Companies Group, Inc. 401(k) Savings Plan of our report dated June 20, 2000, with respect to the financial statements and supplemental schedule of the Law Companies Group, Inc. 401(k) Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1999.

                                                          /s/ Ernst & Young LLP
                                                          --------------------
                                                          Ernst & Young LLP

Atlanta, Georgia
June 28, 2000




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